            As filed with the Securities and Exchange Commission on July 9, 2002

                                                     Registration No. 333-______
================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           --------------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                           --------------------------

                             JUNIPER NETWORKS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                           --------------------------

            DELAWARE                                       77-0422528
  (STATE OR OTHER JURISDICTION OF                        (I.R.S. EMPLOYER
  INCORPORATION OR ORGANIZATION)                       IDENTIFICATION NUMBER)


                           1194 NORTH MATHILDA AVENUE
                               SUNNYVALE, CA 94089
   (ADDRESS, INCLUDING ZIP CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                           --------------------------

            JUNIPER NETWORKS, INC. 1999 EMPLOYEE STOCK PURCHASE PLAN
                            (FULL TITLE OF THE PLAN)

                           --------------------------

                                  LISA C. BERRY
                         VICE PRESIDENT, GENERAL COUNSEL
                                  AND SECRETARY
                           1194 NORTH MATHILDA AVENUE
                           SUNNYVALE, CALIFORNIA 94089
                                  408-745-2000
(NAME, ADDRESS, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF AGENT FOR SERVICE)

                         CALCULATION OF REGISTRATION FEE

=================================================================================================================================
                                                                         PROPOSED MAXIMUM       PROPOSED MAXIMUM      AMOUNT OF
TITLE OF EACH CLASS OF SECURITIES                 AMOUNT TO BE            OFFERING PRICE            AGGREGATE        REGISTRATION
        TO BE REGISTERED                           REGISTERED               PER SHARE            OFFERING PRICE           FEE
---------------------------------------------------------------------------------------------------------------------------------
Common Stock, $0.00001 par value per
share, to be issued under the Juniper
Networks, Inc. 1999 Employee Stock
Purchase Plan ..........................        3,000,000 shares            $6.34(1)             $19,005,000(1)        $1,749
=================================================================================================================================


(1) Estimated in accordance with Rule 457(c) solely for the purpose of calculating the registration fee based upon the average of the high and low prices of the Common Stock as reported on the Nasdaq National Market on July 3, 2002.

     This Registration Statement will become effective upon filing in accordance with Rule 462 under the Securities Act of 1933.

PART II: INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 3. INCORPORATION OF DOCUMENTS BY REFERENCE

        Juniper Networks, Inc. hereby incorporates by reference in this registration statement the following documents:

        1. Annual Report on Form 10-K for the fiscal year ended December 31, 2001 filed with the Securities and Exchange Commission on April 1, 2002.

        2. Quarterly Report on Form 10-Q for the period ended March 31, 2002 filed with the Securities and Exchange Commission on May 15, 2002.

        3. Current Report on Form 8-K dated May 20, 2002, filed with the Securities and Exchange Commission on May 21, 2002.

        4. The description of Juniper Networks, Inc. common stock contained in its Registration Statement on Form 8-A as filed with the Securities and Exchange Commission on June 11, 1999 pursuant to
                Section 12(g) of the Securities Exchange Act of 1934, as amended.

        5. Registration Statement on Form S-8 (File No. 333-85387) filed with the Securities and Exchange Commission on August 17, 1999.

        6. Registration Statement on Form S-8 (File No. 333-57864) filed with the Securities and Exchange Commission on March 29, 2001.

        All documents subsequently filed by the Company pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934, as amended, prior to the filing of a post-effective amendment to this registration statement which indicates that all Securities offered hereby have been sold or which deregisters all Securities remaining unsold, shall be deemed to be incorporated by reference in this registration statement and to be a part hereof from the date of filing of such documents.

ITEM 8. EXHIBITS


      EXHIBIT
      NUMBER                                DOCUMENTS
      -------                               ---------
         5.1        Opinion of Lisa C. Berry, Vice President, General Counsel
                    and Secretary

        10.1 Juniper Networks, Inc. 1999 Employee Stock Purchase Plan (as amended through January 1, 2002)

        23.1        Consent of Counsel (contained in Exhibit 5.1)

        23.2        Consent of Ernst & Young LLP, Independent Auditors

        24.1        Power of Attorney (see page II-2)

                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Sunnyvale, State of California, on this 3rd day of July, 2002.



                                                JUNIPER NETWORKS, INC.

                                                By: /s/ Marcel Gani
                                                    ---------------------------
                                                    Marcel Gani
                                                    Chief Financial Officer


                                POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Marcel Gani and Lisa C. Berry, and each of them, as his or her attorney-in-fact, with full power of substitution in each, for him or her in any and all capacities, to sign any amendments to this Registration Statement on Form S-8 and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

        PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.


               SIGNATURE                                                  TITLE                                   DATE
               ---------                                                  -----                                   ----
/s/ Scott Kriens                                    President, Chief Executive Officer and Chairman of        July 3, 2002
------------------------------------                the Board (Principal Executive Officer)
Scott Kriens


/s/ Marcel Gani                                     Chief Financial Officer (Principal Financial and          July 3, 2002
------------------------------------                Accounting Officer)
Marcel Gani


/s/ Pradeep Sindhu                                  Chief Technical Officer and Vice Chairman of              July 3, 2002
------------------------------------                the Board
Pradeep Sindhu


/s/ William R. Hearst III                           Director                                                  July 3, 2002
------------------------------------
William R. Hearst III


/s/ Vinod Khosla                                    Director                                                  July 3, 2002
------------------------------------
Vinod Khosla


/s/ C. Richard Kramlich                             Director                                                  July 3, 2002
------------------------------------
C. Richard Kramlich


/s/ Stratton Sclavos                                Director                                                  July 3, 2002
------------------------------------
Stratton Sclavos


/s/ William Stensrud                                Director                                                  July 3, 2002
------------------------------------
William Stensrud

                             JUNIPER NETWORKS, INC.

                       REGISTRATION STATEMENT ON FORM S-8

                                INDEX TO EXHIBITS


     EXHIBIT
      NUMBER                           DOCUMENTS
      ------                           ---------
         5.1        Opinion of Lisa C. Berry, Vice President, General Counsel
                    and Secretary

        10.1 Juniper Networks, Inc. 1999 Employee Stock Purchase Plan (as amended through January 1, 2002)

        23.1        Consent of Counsel (contained in Exhibit 5.1)

        23.2        Consent of Ernst & Young LLP, Independent Auditors

        24.1        Power of Attorney (see page II-2)